UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2010

State Street Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street, Boston, Massachusetts		02111
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (617) 786-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On November 30, 2010, State Street Corporation announced a planned global multi-year program designed to enhance service excellence and innovation, deliver increased efficiencies in its operating model and position State Street for accelerated growth. The program includes operational and information technology enhancements and targeted cost initiatives, including a reduction in force and actions to lower occupancy costs.

In the fourth quarter of 2010, the Company expects to record pre-tax restructuring charges of approximately $160 million to $165 million (approximately $0.23 to $0.24 per diluted share after-tax), which relate primarily to the first targeted reduction in force and a portion of planned actions to lower occupancy costs. Approximately $105 million to $110 million of the fourth quarter 2010 restructuring charge is related to severance and benefit costs associated with the targeted reduction in force and approximately $55 million of the fourth quarter restructuring charge is related to office consolidation, lease termination and other real estate initiatives. The first reduction in force associated with the targeted cost initiative will be implemented in December 2010 and be substantially completed by the end of 2011, impacting approximately 1,400 employees or 5% of State Street’s workforce.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as defined by United States securities laws, including statements about State Street’s planned global multi-year program designed to enhance service excellence and innovation, deliver increased efficiencies in its operating model and position State Street for accelerated growth, related reduction in force and real estate optimization initiatives and the costs associated with such related actions and initiatives. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “plan,” “expect,” “look,” “believe,” “anticipate,” “estimate,” “seek,” “may,” “will,” “trend,” “target” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this Current Report on Form 8-K.

Important factors that may affect future results and outcomes include, but are not limited to:

•

the finalization and execution of our planned global multi-year program designed to enhance service excellence and innovation, deliver increased efficiencies in our operating model and position us for accelerated growth, including our ability to implement programs to transform and improve technology and business processes and create efficiencies, to develop constructive vendor, outsourcing and other third-party relationships and to promote other business model enhancement and cost savings initiatives;

•

increases in the volatility of our GAAP-basis and operating-basis earnings resulting from a change in our estimate of the charges or expenses necessary to execute our planned global multi-year program announced today and the resulting savings from such program;

•

changes in law or regulation that may adversely affect our, our clients’ or our counterparties’ business activities and the products or services that we sell, including additional or increased taxes or assessments, capital adequacy requirements and changes that expose us to risks related to compliance;

•

financial market disruptions and the economic recession, whether in the U.S. or internationally, and monetary and other governmental actions, including regulation, taxes and fees, designed to address or otherwise be responsive to such disruptions and recession, including actions taken in the U.S. and internationally to address the financial and economic disruptions that began in 2007;

•

increases in the volatility of, or declines in the levels of, our net interest revenue, changes in the composition of the assets on our consolidated balance sheet and the possibility that we may be required to change the manner in which we fund those assets;

•	the financial strength and continuing viability of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposure;

•	the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities, and the liquidity requirements of our clients;

•

the credit quality, credit agency ratings, and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss in our consolidated statement of income;

•	the maintenance of credit agency ratings for our debt and depository obligations as well as the level of credibility of credit agency ratings;

•

the risks that acquired businesses will not be integrated successfully, or that the integration will take longer than anticipated, that expected synergies will not be achieved or unexpected disynergies will be experienced, that client and deposit retention goals will not be met, that other regulatory or operational challenges will be experienced or that disruptions from the transaction will harm relationships with clients, employees or regulators;

•

the ability to complete acquisitions, divestitures and joint ventures, including the ability to obtain regulatory approvals, the ability to arrange financing as required, and the ability to satisfy other closing conditions;

•	the performance and demand for the products and services we offer, including the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products;

•	the possibility of our clients incurring substantial losses in investment pools where we act as agent, and the possibility of further general reductions in the valuation of assets;

•	our ability to attract deposits and other low-cost, short-term funding;

•	potential changes to the competitive environment, including changes due to the effects of consolidation and perceptions of State Street as a suitable service provider or counterparty;

•	the level and volatility of interest rates and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally;

•	our ability to measure the fair value of the investment securities on our consolidated balance sheet;

•	the results of litigation, government investigations and similar disputes or proceedings;

•

our ability to control operating risks, information technology systems risks and outsourcing risks, and our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will fail or be circumvented;

•	adverse publicity or other reputational harm;

•

our ability to grow revenue, attract, retain and compensate highly skilled people, control expenses and attract the capital necessary to achieve our business goals and comply with regulatory requirements;

•	the potential for new products and services to impose additional costs on us and expose us to increased operational risk;

•	changes in accounting standards and practices; and

•	changes in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due.

Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2009 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on Risk Factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, November 30, 2010, and we do not undertake efforts to revise those forward-looking statements to reflect events after this date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

By:	/S/ JAMES J. MALERBA
Name:	James J. Malerba
Title:	Executive Vice President, Corporate Controller
and Chief Accounting Officer

Date: November 30, 2010